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1999 - 2000 SPECIAL INCENTIVE/BONUS PLANS
Garry Saunders

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The two-part incentive/bonus plan approved by the Board of Directors is effective for 1999.

ANNUAL INCENTIVE PLAN

      The annual incentive portion of the plan is based 50% on PEI financial performance as defined for the Management Incentive Plan and 50% on Casino Gaming Operating Income with a maximum opportunity of $100,000. This portion of the plan is reviewed and subject to change each year consistent with the incentive plan for all senior managers. Payouts under this plan will be calculated and paid as soon after the plan year-end as the financial objectives can be measured and the outside audit is completed.

SPECIAL BONUS PLAN

      The Special Bonus Plan is effective for calendar years 1999 and 2000. Payouts will be made annually at the same time as the annual incentive plan and will be based on the achievement of the performance measures defined on the matrix for that calendar year.

      The award for the opening of the property is payable if the property opens during the term of the contract period, i.e., on or before 12/31/2000.

      The profit participation award is a one-time payment based on operating and non-operating income for each project. The award is payable if the project reaches its expected profit level within the first twelve months of operation and is based on a percentage of Playboy's portion of the total profits. The project must be completed during the term of the contract period.

ELIGIBILITY

      The participant must be an active employee (i.e., not on a Leave of Absence, either medical or personal, not on Special Compensation or Salary Continuation) on the last day of the calendar year to be eligible for the bonus earned for that year.

      If the participant is terminated for cause, performance or resigns, that participant will not be eligible for any bonus earned in the calendar year the termination or resignation took place.

Playboy reserves the right to change, modify or terminate this plan, with or without notice, in whole or in part, at any time.

                            PLAYBOY ENTERPRISES, INC.
                               SPECIAL BONUS PLAN
                          CALENDAR YEARS 1999 AND 2000
                                 GARRY SAUNDERS

                                      ===================================================================================

                                                               PROJECTED PLAYBOY PROFIT

                                      -----------------------------------------------------------------------------------

                                            $1M<$2M              $2M<$3M              $3M<$5M              $5M<$10M

                                      -----------------------------------------------------------------------------------

                                       (Assume $2M Profit)  (Assume $3M Profit)  (Assume $4M Profit)  (Assume $8M Profit)

=========================================================================================================================

                Bonus                        $60,000              $80,000             $100,000             $200,000
           Signed Contract

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                Bonus                        $20,000              $40,000              $60,000             $120,000
    Opening of Property (prior to
             12/31/2000)

-------------------------------------------------------------------------------------------------------------------------

             Total Bonus                     $80,000             $120,000             $160,000             $320,000

=========================================================================================================================

 Profit Participation=1% of profit if        $20,000              $30,000              $40,000              $80,000
expected profit achieved within first
       12 months of operation.

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                        Total Payout:       $100,000             $150,000             $200,000             $400,000
                                            --------             --------             --------             --------

=========================================================================================================================


                                      ========================

                                      PROJECTED PLAYBOY PROFIT

                                      ------------------------

                                              $10M and over

                                      ------------------------

                                           (Assume $12M Profit)

===============================================================

                Bonus                           $300,000
           Signed Contract

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                Bonus                           $170,000
    Opening of Property (prior to
             12/31/2000)

---------------------------------------------------------------

             Total Bonus                        $470,000

===============================================================

 Profit Participation=1% of profit if           $130,000
expected profit achieved within first
       12 months of operation.

---------------------------------------------------------------

                        Total Payout:           $600,000
                                                --------

===============================================================

All bonuses based on Playboy's portion of the profit levels (projected and achieved). Profit participation based on operating and non-operating income.